_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported):  July 28, 1997


          SEQUOIA MORTGAGE FUNDING CORPORATION, (as depositor under the Amended and Restated Deposit Trust Agreement, dated as of July 17, 1997, providing for the issuance of the Sequoia Mortgage Trust 1 Collateralized Mortgage Bonds).


               SEQUOIA MORTGAGE FUNDING CORPORATION
      -----------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware               333-22681          91-1771827
----------------------------   ------------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       591 Redwood Highway
       Suite 3120
       Mill Valley, California                       94941
     ---------------------------                  ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (415) 381-1765
                                                   ----- --------
_________________________________________________________________





Item 5.   Other Events.
------    ------------

Filing of Computational Materials./F1/
_________________________________

     In connection with the offering of the Sequoia Mortgage Trust 1 Collateralized Mortgage Bonds, Lehman Brothers Inc., as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation S-T, the Registrant is filing the Computational Materials by paper filing in Form SE in reliance on a continuing hardship exemption.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.



__________________
1/ Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated July 25, 1997, and the Prospectus Supplement dated July 25, 1997, of Sequoia Mortgage Funding Corporation, relating to its Sequoia Mortgage Trust 1 Collateralized Mortgage Bonds.










Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1  Computational Materials.










                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         SEQUOIA MORTGAGE FUNDING CORPORATION



                         By: /s/ Vickie L. Rath
                             -----------------------------------
                               Vickie L. Rath
                               Treasurer and Assistant Secretary



Dated:  July 28, 1997









                                Exhibit Index
                                -------------


Exhibit                                                               Page
-------                                                               ----

99.1      Computational Materials                                        5









                                 Exhibit 99.1
                                 ------------



          Pursuant to a continuing hardship exemption letter, as provided in Rule 202 of Regulation S-T, Exhibit 99.1 will be filed today in paper by Form SE.